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                                                                   EXHIBIT 10.51

                       AMENDMENT NO. 1 TO RIGHTS AGREEMENT

                  THIS AMENDMENT NO. 1 TO RIGHTS AGREEMENT (this "Amendment"), dated as of March 11, 2004, is between Milacron Inc., a Delaware corporation (the "Company"), and Mellon Investor Services LLC (formerly known as ChaseMellon Shareholder Services, L.L.C.), a New Jersey limited liability company, as rights agent (the "Rights Agent").

                  WHEREAS, the Company and the Rights Agent are parties to a Rights Agreement, dated as of February 5, 1999, between the Company and the Rights Agent (the "Rights Agreement"); and

                  WHEREAS, pursuant to Section 26 of the Rights Agreement, the Company and the Rights Agent desire to amend the Rights Agreement as set forth below;

                  NOW, THEREFORE, the Rights Agreement is hereby amended as follows:

                  1.       Amendment of Section 1.

                           Section 1 of the Rights Agreement is amended by
adding thereto the following definition which shall read as follows:

         "Note Purchase Agreement" shall mean the Note Purchase Agreement, to be dated as of March 12, 2004, between the Company, Glencore Finance AG and Mizuho International plc, as the same may be amended from time to time."

                  2.       Addition of New Section 33.

                           The Rights Agreement is amended by adding a Section
33 thereof which shall read as follows:

         "Section 33. Exception for Note Purchase Agreement. Notwithstanding any provision of this Rights Agreement to the contrary, a Distribution Date shall not be deemed to have occurred, none of the rights under Section 11 of this Rights Agreement shall be deemed to have been triggered, none of Glencore Finance AG ("Glencore"), Mizuho International plc ("Mizuho"), or any of their Affiliates or Associates shall be deemed to have become an Acquiring Person and no holder of any Rights shall be entitled to exercise such Rights under, or be entitled to any rights pursuant to, any of Sections 3, 7 or 11 of this Agreement, in any such case by reason of (a) the approval, execution or delivery of the Note Purchase Agreement or any amendments thereof approved in advance by the Board of Directors of the Company or (b) the commencement or the consummation of the acquisition by Glencore and Mizuho of any securities issued by the Company contemplated by the Note Purchase Agreement in accordance with the provisions thereof."

                  4.       Effectiveness.

                  This Amendment shall be deemed effective as of March 11, 2004 as if executed by both parties hereto on such date. Except as amended hereby, the Rights Agreement shall remain in full force and effect and shall be otherwise unaffected hereby. Upon the effectiveness

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                  of this Amendment, the term "Rights Agreement" as used in the
Rights Agreement shall refer to the Rights Agreement as amended hereby.

                  5.       Miscellaneous.

                  This Amendment shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts to be made and performed entirely within such state. This Amendment may be executed in any number of counterparts, each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, illegal, or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed as of the date set forth above.

                                 MILACRON INC.,

                                   By: /s/ Ronald D. Brown
                                       -------------------------------------
                                       Name: Ronald D. Brown
                                       Title: Chairman, President and Chief
                                              Executive Officer


                                 MELLON INVESTOR SERVICES LLC, as Rights
                                 Agent,

                                   By: /s/ Linda D. Fuhrer
                                       ---------------------------------------
                                       Name: Linda D. Fuhrer
                                       Title: Assistant Vice President